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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 7, 2003
                                                         ---------------

                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-21052                        35-1828377
-------------------------------   ------------------------   ---------------------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
         incorporation)

555 Theodore Fremd Avenue, Rye, New York                                   10580
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------


                   ------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
         ------------

         On January 7, 2003, we issued a press release announcing that we plan to release our fourth quarter and full year earnings on Monday, February 10, 2003 and that we filed a shelf registration statement with the Securities and Exchange Commission on January 7, 2003, that, once effective, will allow us to sell over time up to $150 million of common stock, preferred stock, warrants, debt securities, or any combination of these securities in one or more separate offerings in amounts, at prices and on terms to be determined at the time of the sale. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)    Exhibits.

                The following exhibit is filed as part of this report:

                99.1   Press Release of the Registrant, dated January 7, 2003.*


          --------------
          * Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 9, 2003

                                                     JARDEN CORPORATION


                                                 By: /s/ Desiree DeStefano
                                                     ---------------------------
                                                     Name:  Desiree DeStefano
                                                     Title: Vice President